v. 2008 - 06 - 24 Sino - Global Shipping America, Ltd. (NasdaqCM: SINO) Corporate Presentation May 2014 1

Safe Harbor Statement Statements in this presentation may be "forward - looking statements" within the meaning of federal securities laws . You can identify these forward - looking statements by terminology such as “will”, “expects”, “anticipates”, “estimates”, “plans”, “future”, “intends”, “believes” and similar statements . The matters discussed herein that are forward - looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized . Forward - looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward - looking statements . Such factors include, but are not limited to the company's ability to complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, the Company's ability to find attractive acquisition candidates, dependence on a limited number of larger customers and other factors detailed in the Company’s filings with the Securities and Exchange Commission . Actual outcomes and results may differ materially from what is expressed or forecasted in such forward - looking statements due to numerous potential risks and uncertainties . Forward - looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward - looking statement to reflect events or circumstances after the date of this presentation . Because forward - looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward - looking statements . All written or oral forward - looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements . We undertake no obligation to publicly update or revise any forward - looking statements or other information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statements or any change in events, conditions or circumstances on which any such statements are based or otherwise . 2

Stock Snapshot 3 Ticker Symbol: NasdaqCM:SINO Share Price (May 28, 2014) $2.35 52 Week Range $1.35 - $3.52 Market Cap $11.1 m Shares Outstanding (Q3 FY2014) 4.7 m Cash (Q3 FY2014) $2.3 m Debt (Q3 FY2014) nil Enterprise Value (May 28, 2014) $13.2 m Revenues (TTM) $8.6 m Net Income (TTM) * ($0.1) m P/E (TTM) ** NM Fiscal Year End: June, 30 Note: * Net income attributable to Sino - Global's common stockholders ** three consecutive quarters of positive net income/EPS since Q1 FY14

4 Today’s Agenda Company Overview Growth Opportunities Q & A Financial Highlights

5 Company Overview

Our Humble Beginning 6 Completed our IPO in 2008. Incorporated in Virginia with primary operation in New York and offices in China, Hong Kong, Canada, and Australia. Started as a shipping agency service provider – both as a general and local agent. Expanded our domestic and international shipping agency network with the establishment of branch offices in China and wholly - owned subsidiaries in HK, Australia and Canada. Our historical profitability was negatively impacted not only by high operating costs and unfavorable currency translation (received US dollars and made payments in RMB) but also the slowdown of the Chinese economy.

Our Turnaround Story 7 Received a $3 million investment in April 2013; and executed a 5 - year strategic agreement with Zhiyuan -- a company owned by our largest shareholder. Reorganized our shipping agency business to focus on margin and profitability. Cut overhead (G&A expenses). Leveraging the support of Zhiyuan, we launched 2 new services: ( i ) shipping and chartering; and (ii) inland transportation management. Results : reduced dependency on key customers; diversified our service platform; established multiple revenue streams; improved profit margin; and achieved three consecutive quarters of net profit in FY 2014 .

Our Attributes / Success Factors 8 Industry Knowledge and Technical Knowhow Experienced Management Strategic Vision and Partnerships Focus on Earnings and Profitability

9 Our Experienced Management > Over 30 years of experience in the shipping and shipping agency industry > Founded the Company in 2001 and has been our CEO since > Previously, Chief Rep. of Wagenborg - Lagenduk Scheepvaart BV of Holland; Director of PENAVICO - Beijing’s shipping agency, and a seaman of COSCO - HK > EMBA degree from Shanghai Jiaotong University in 2009 Lei Cao Chairman & CEO Anthony S. Chan EVP & Acting CFO > Serves as COO of SINO since 2010, in charge of SINO’s daily operations; > Has been with Company since 2002, serving as Director of SINO’s Australia operations (2006 - 2010), VP of operations (2004 - 2006), and Manager of operations (2002 - 2004); > BA degree from Guangxi University in 1999 Yuquan Tian CTO > CPA licensed in NY with over 25 years of professional experience in auditing and SEC reporting, M& A advisory, SOX compliance, internal controls and risk management > Former audit partner at leading accounting firms with over a decade at Big Four. Currently, serves as Board of Director of the NY State Society of CPAs and member of editorial board for the CPA Journal > MBA degree from Baruch College, CUNY in 1989 Michael Huang COO > Serves as CTO of SINO since 2013 , responsible for the development and implementation of best practices into our work and process flow > Previous served as GM of several shipping agencies in both Dalian and Yingkou of Liaoning Province, including most recently as CEO of Taichi Shipping Agency Dalian;

Our Credentials 10

Our Organizational Structure 11

Key Customers, Suppliers, Strategic Partners

Selected Key Customers

- Tianjin Zhiyuan
- BAO-NYK Shipping Co. Ltd.
- Monson Agency
- Compass Marine Services

Selected Key Suppliers

- Tianjin Beichen Zhiyuan Chemical Factory
- Wilson, Sons, Agencia Maritima LTDA
- ACGI Shipping Inc.

Strategic Partners

- COSCO
- PENAVICO
- Qingdao Zhenghe Shipping
- TEWOO Chemical & Light Industry Zhiyuan Trade Co., Ltd TianJin Zhi Yuan Investment Group Co., Ltd (together Zhiyuan)
- China United Tally Dalian
- Lianyungang Port Logistics Holding Co., Ltd.

12

SINO GLOBAL

13 Growth Opportunities

Key Revenue Drivers 14 Inland Transportation Management Shipping and Chartering Shipping Agency

Current Strategic Focus 15 Enhance the profitability of shipping agency business; expand and formalize our integrated overseas and local shipping agency network. Cut overhead, specifically G&A expenses without compromising our ability to operate effectively and comply with applicable rules and regulations. Monetize our business relationship with Zhiyuan and generate cash revenues from the logistic services platform. Broaden the logistic services platform so it will have the scale and knowhow to serve other customers (not just Zhiyuan).

Shipping Agency Growth Opportunities 16 Expand Port Presence  Expand presence at major ports in China: Xiamen, Ningbo, Dalian, Shanghai, Guangzhou, Tianjin, Lianyungang, etc. Develop Platform - based Agency Network  Secure well - established local agents via contractual profit - share agreements and designate them as exclusive agents in the ports they service Develop New Opportunities Abroad  Develop new business activities at the loading ports in Australia, Canada, South Africa, Brazil and other countries to which China has major trading activities Explore Cross - referral Opportunities  Leverage our integrated agency network to drive referral business opportunities and additional revenues  Recently executed cross referral and collaboration agreement with PENAVICO

Inland Transportation Management Growth Opportunities 17 Gain Critical Knowledge through Servicing Zhiyuan  Continue to service Zhiyuan by providing Shipping and Chartering, Inland Transportation Management Services Focus on Shrinkage Control  Mitigate the related risk of fraud and control the possible loss in raw materials when being transported from port to port to temporary storage to warehouse to railroad/truck to final destination Explore Strategic Partnerships with Port Administrators and Independent Third Party Verification Agencies  Signed one - year strategic agreement with Jiangsu Lianyungang Port Logistics Holding Co., Ltd. in December 2013 Expand the Logistics Business beyond Zhiyuan  Develop scalable logistics operating platform and gain other customers

Other Potentials 18 Growth through acquisitions New strategic partnerships New business development Press Release on 5/28/2014: Signed a strategic cooperation agreement with Qingdao Zhenghe Shipping Group Limited to jointly explore mutually beneficial business development opportunities. With over RMB 2 billion in total assets and over 6,000 employees, Zhenghe is one of the largest shipping and transportation companies in China. While the precise nature of cooperation will be dictated by successful completion of due diligence, negotiation and analysis of each company's respective strengths and business opportunities, Sino - Global expects that acquisition of assets or interests in one or more of Zhenghe's entities could be possible outcomes.

19 Financial Highlights

Financial Highlights Moved away from the higher revenue but lower margin shipping agency business. Diversified our service model and got into the higher margin shipping and chartering , and inland t ransportation m anagement business segments. 20 Diluted EPS ($0.56) ($0.18) ($0.30) ($0.61) ($0.38) $0.06 $0.11 $0.07 FY09 FY10 FY11 FY12 FY13 1QFY14 2QFY14 3QFY14 Gross Margin vs. Operating Margin 14.0% 11.8% 10.1% 8.0% 11.1% 28.0% 29.6% 54.7% -14.6% -4.5% -4.8% -8.6% -12.7% -0.5% 2.2% 3.4% FY09 FY10 FY11 FY12 FY13 1QFY14 2QFY14 3QFY14 Gros Margin Opera ng Margin Revenues Breakdown by Service Lines $18.3M $26.8M $32.9M $33.9M $17.3M $3.3M $2.5M $1.2M FY09 FY10 FY11 FY12 FY13 1QFY14 2QFY14 3QFY14 Inland Transporta on Management Shipping and Charter ng Shipping Agency

Key Takeaways 21  No restatements  Clean audit opinions  No pending SEC comments  Straight - forward operating model  No debt  No revenue recognition issue  Simple capital structure  No complex financial instruments

Income Statements 22 INCOME STATEMENT ($ thousands, except per share data) Net revenues Y/Y Growth % Q/Q Growth % Cost of revenues % of revenue Gross profit Gross Margin General and administrative expenses % of revenue Selling expenses % of revenue Total operating expenses Operating Income Operating Margin SEP DEC MAR JUN SEP DEC MAR JUN SEP DEC MAR 1QFY12 2QFY12 3QFY12 4QFY12 1QFY13 2QFY13 3QFY13 4QFY13 1QFY14 2QFY14 3QFY14 8,593 8,023 9,110 8,156 7,882 6,430 2,339 681 3,318 2,472 2,093 4.8% -11.5% 0.5% 23.5% -8.3% -19.9% -74.3% -91.7% -57.9% -61.6% -10.5% 30.1% -6.6% 13.6% -10.5% -3.4% -18.4% -63.6% -70.9% 387.3% -25.5% -15.4% 7,754 7,452 8,634 7,343 7,118 6,006 1,994 285 2,388 1,741 949 90.2% 92.9% 94.8% 90.0% 90.3% 93.4% 85.2% 41.8% 72.0% 70.4% 45.3% 838 570 476 812 764 424 345 396 930 731 1,144 9.8% 7.1% 5.2% 10.0% 9.7% 6.6% 14.8% 58.2% 28.0% 29.6% 54.7% 1,382 1,445 1,150 1,260 996 1,008 539 1,335 896 600 996 16.1% 18.0% 12.6% 15.4% 12.6% 15.7% 23.1% 196.0% 27.0% 24.3% 47.6% 105 108 84 89 87 97 30 41 51 77 77 1.2% 1.3% 0.9% 1.1% 1.1% 1.5% 1.3% 6.0% 1.5% 3.1% 3.7% 1,486 1,553 1,233 1,349 1,083 1,105 569 1,376 947 677 1,074 -648 -983 -757 -536 -319 -682 -224 -979 -17 54 70 -7.5% -12.3% -8.3% -6.6% -4.0% -10.6% -9.6% -143.8% -0.5% 2.2% 3.4% JUN JUN JUN JUN FY10 FY11 FY12 FY13 26,841 32,936 33,881 17,332 46.4% 22.7% 2.9% -48.8% 23,668 29,620 31,184 15,403 88.2% 89.9% 92.0% 88.9% 3,173 3,316 2,697 1,929 11.8% 10.1% 8.0% 11.1% 4,103 4,545 5,236 3,879 15.3% 13.8% 15.5% 22.4% 273 342 385 254 1.0% 1.0% 1.1% 1.5% 4,376 4,886 5,621 4,133 -1,202 -1,570 -2,924 -2,204 -4.5% -4.8% -8.6% -12.7% CY10 CY11 CY12 CY13 29,308 32,286 31,578 8,810 NA 10.2% -2.2% -72.1% 25,974 29,256 29,102 6,407 88.6% 90.6% 92.2% 72.7% 3,334 3,030 2,476 2,403 11.4% 9.4% 7.8% 27.3% 4,136 5,236 4,414 3,370 14.1% 16.2% 14.0% 38.3% 245 386 356 199 0.8% 1.2% 1.1% 2.3% 4,382 5,622 4,770 3,569 -1,047 -2,592 -2,294 -1,166 -3.6% -8.0% -7.3% -13.2% Total other income (expense) Earnings before income taxes % of revenue Provision for income taxes Income tax rate Net income (losses) % of revenue Net income (losses) attributable to non-controlling interest Net income attributable to common stockholders EPS - diluted Diluted shares outstanding -202 154 -20 59 34 38 -2 -33 24 46 15 -850 -828 -777 -477 -285 -644 -226 -1,012 6 101 85 -9.9% -10.3% -8.5% -5.9% -3.6% -10.0% -9.6% -148.7% 0.2% 4.1% 4.1% -23 -1 -7 -89 157 -78 -15 346 -23 18 -1 2.7% 0.1% 0.9% 18.6% -55.2% 12.1% 6.5% -34.1% -347.6% 17.7% -1.4% -827 -827 -770 -388 -442 -566 -211 -1,358 29 83 86 -9.6% -10.3% -8.5% -4.8% -5.6% -8.8% -9.0% -199.4% 0.9% 3.3% 4.1% -161 -432 -293 -159 -252 -274 -45 -206 -246 -416 -240 -666 -395 -477 -230 -190 -292 -167 -1,151 275 499 326 -0.23 -0.14 -0.16 -0.08 -0.07 -0.10 -0.06 -0.24 0.06 0.11 0.07 2,904 2,904 2,904 2,904 2,904 2,904 2,904 4,704 4,704 4,704 4,704 -14 239 -9 37 -1,217 -1,331 -2,933 -2,167 -4.5% -4.0% -8.7% -12.5% 87 -77 -120 410 -7.1% 5.8% 4.1% -18.9% -1,303 -1,254 -2,813 -2,577 -4.9% -3.8% -8.3% -14.9% -767 -390 -1,045 -777 -537 -863 -1,768 -1,800 -0.18 -0.30 -0.61 -0.38 2,916 2,904 2,904 4,704 317 18 110 35 -730 -2,574 -2,184 -1,131 -2.5% -8.0% -6.9% -12.8% 271 -131 -17 326 -37.1% 5.1% 0.8% -28.8% -1,002 -2,443 -2,167 -1,457 -3.4% -7.6% -6.9% -16.5% -699 -775 -978 -914 -303 -1,668 -1,189 -543 -0.10 -0.57 -0.41 -0.13 2,906 2,904 2,904 4,254

Balance Sheets 23 BALANCE SHEET ($ thousands) Cash and cash equivalents Advances to suppliers Account receivables, net Other receivables, net Other current assets Prepaid taxes Deferred tax assets Due from related parties Total current assets PPE, net Other long-term assets Deferred tax assets Equity investment Total assets Advances from customers Accounts payable Accrued expenses Other current liabilities Total current liabilities Deferred tax liabilities Total liabilities Preferred stock Common stock Additional paid-in-capital Treasury stock Accumulated deficit Accumulated other comperhensive income Unearned stock-based compensation Non-controling interest Total shareholders' equity Total liabilities and stockholders' equity SEP DEC MAR JUN SEP DEC MAR JUN SEP DEC MAR 1QFY12 2QFY12 3QFY12 4QFY12 1QFY13 2QFY13 3QFY13 4QFY13 1QFY14 2QFY14 3QFY14 4,489 4,489 6,417 4,433 3,118 886 331 3,049 1,987 2,465 2,291 658 658 722 902 832 945 806 232 130 5 60 1,857 1,857 2,589 3,789 3,700 5,835 5,615 3,142 2,905 541 343 401 401 338 378 510 346 293 142 518 472 204 73 73 93 82 58 23 29 12 8 16 7 285 285 26 27 27 26 26 26 26 26 0 164 164 175 175 88 88 88 0 0 0 0 0 0 0 0 0 0 0 541 1,153 458 1,108 7,928 7,928 10,360 9,786 8,332 8,149 7,187 7,145 6,727 3,983 4,012 538 538 473 416 391 349 306 268 246 395 343 58 58 32 30 21 20 18 18 26 17 17 255 255 255 344 299 377 367 105 128 119 146 0 0 0 0 0 0 0 0 0 0 0 8,779 8,779 11,120 10,577 9,043 8,895 7,878 7,536 7,126 4,514 4,518 703 703 282 303 167 950 322 710 303 147 173 3,530 3,530 7,838 7,467 6,456 6,101 5,931 3,219 3,186 732 350 56 56 67 92 88 83 83 51 107 63 32 123 123 205 170 233 256 250 424 396 371 615 4,413 4,413 8,393 8,032 6,945 7,390 6,585 4,405 3,992 1,312 1,169 0 0 0 0 0 0 0 0 0 0 0 4,413 4,413 8,393 8,032 6,945 7,390 6,585 4,405 3,992 1,312 1,169 0 0 0 0 0 0 0 0 0 0 0 7,710 7,710 7,710 7,710 7,710 7,710 7,710 10,750 10,750 10,750 10,750 1,192 1,192 1,192 1,192 1,192 1,192 1,192 1,145 1,145 1,145 1,145 -373 -373 -373 -373 -373 -373 -373 -373 -373 -373 -373 -1,955 -1,955 -2,827 -3,057 -3,247 -3,539 -3,705 -4,857 -4,581 -4,082 -3,756 25 25 1 17 11 0 7 55 43 62 40 -398 -398 -398 -202 -202 -202 -202 -16 -16 -16 -16 -1,835 -1,835 -2,577 -2,743 -2,992 -3,283 -3,336 -3,574 -3,834 -4,284 -4,442 4,366 4,366 2,728 2,544 2,099 1,505 1,293 3,131 3,135 3,203 3,349 8,779 8,779 11,120 10,577 9,043 8,895 7,878 7,536 7,126 4,514 4,518 JUN JUN JUN JUN FY10 FY11 FY12 FY13 5,926 4,879 4,433 3,049 103 338 902 232 1,889 1,848 3,789 3,142 320 418 378 142 258 99 82 12 478 286 27 26 93 117 175 0 0 0 0 541 9,067 7,985 9,786 7,145 754 587 416 268 52 43 30 18 171 252 344 105 237 187 0 0 10,281 9,054 10,577 7,536 356 711 303 710 3,482 2,914 7,467 3,219 76 81 92 51 105 173 170 424 4,019 3,879 8,032 4,405 0 0 0 0 4,019 3,879 8,032 4,405 0 0 0 0 7,710 7,710 7,710 10,750 1,192 1,192 1,192 1,145 -373 -373 -373 -373 -425 -1,289 -3,057 -4,857 -5 -9 17 55 -593 -398 -202 -16 -1,244 -1,659 -2,743 -3,574 6,262 5,175 2,544 3,131 10,281 9,054 10,577 7,536 CY10 CY11 CY12 CY13 6,073 4,489 886 2,465 518 658 945 5 2,339 1,857 5,835 541 298 401 346 472 186 73 23 16 136 285 26 26 94 164 88 0 0 0 0 458 9,644 7,928 8,149 3,983 687 538 349 395 65 58 20 17 168 255 377 119 210 0 0 0 10,774 8,779 8,895 4,514 1,447 703 950 147 3,413 3,530 6,101 732 49 56 83 63 87 123 256 371 4,996 4,413 7,390 1,312 0 0 0 0 4,996 4,413 7,390 1,312 0 0 0 0 7,710 7,710 7,710 10,750 1,192 1,192 1,192 1,145 -373 -373 -373 -373 -682 -1,955 -3,539 -4,082 -21 25 0 62 -593 -398 -202 -16 -1,455 -1,835 -3,283 -4,284 5,778 4,366 1,505 3,203 10,774 8,779 8,895 4,514

Other Considerations 24  Raise capital to grow our business (effective S - 3)  Attract credible institutional investors and partners  Improve our float and liquidity  Planned use of proceeds - for general corporate purposes, including pursuing M&A opportunities along the logistics value chain; and accelerate the growth of new service lines .  Leverage our S - 8 to incentivize performance

25 Q & A

v. 2008 - 06 - 24 Mr. Anthony S. Chan , CPA EVP, Director and Acting CFO anthony@sino - global.com Office: 1.718.888.1814 US mobile: 1.646.258.3398 China mobile: 86.139.1026.3601 26 Contact Us